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                                                                 Exhibit 10(iii)

                                 THIRD AMENDMENT
                                     OF THE
                           NORTHERN TRUST CORPORATION
                       SUPPLEMENTAL THRIFT-INCENTIVE PLAN

     WHEREAS, the Northern Trust Corporation (the "Corporation") sponsors the Northern Trust Corporation Supplemental Thrift-Incentive Plan as amended and restated effective as of July 20, 1999 (the "Plan"); and

     WHEREAS, pursuant to Section 7.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

     WHEREAS, the Corporation deems it advisable to the amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows;

1.   The following is hereby added at the end of Section 1.3:

     "In accordance with the Qualified Plan, upon the occurrence of a Change in Control, each Participant and Inactive Participant shall become fully vested in the balance of his or her Supplemental Matching Contribution Account. Any amounts credited to any such Supplemental Matching Contribution Account following such Change in Control shall also be fully vested."

2.   Section 1.6 is hereby deleted in its entirety and the following new Section
     1.6 is substituted therefor:

     "1.6 "Company" means The Northern Trust Company, an Illinois banking corporation; the Corporation; and such subsidiaries and affiliates of the Corporation as shall, with the consent of the Board, adopt the Plan."

3. Section 1.10 is hereby amended to complete the sentence by adding the word "made" so that the end of the sentence reads: "to whom contributions may be made under the Plan."

4. Section 1.11 is hereby amended to delete the term "Restated" and to change the word "Plans" to "Plan".

5. Section 1.13 is hereby amended to delete the date "January 1, 1989" and to substitute the date "January 1, 2002" therefor.

6. The first paragraph of Section 3.1 is hereby deleted in its entirety and the following new paragraph is substituted therefor:

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         "The Supplemental Before-Tax Deposit authorized by a Participant for any Plan Year shall be applied only to Salary in excess of Code Section 401(a)(17) limitations, in any amount equal to at least one percent (1%), but not to exceed the maximum percentage which a Participant could contribute to the Qualified Plan in such Plan Year in the absence of any statutory or administratively imposed limitations.

7. The first paragraph of Section 3.2 is hereby deleted in its entirety and the following new paragraph is substituted therefor:

     "As a condition of making a Supplemental Before-Tax Deposit for the benefit of a Participant pursuant to Section 3.1 for any Plan Year, the Participant must execute a Supplemental Before-Tax Deposit Agreement, in such form as the Committee in its discretion shall determine, on which the Participant shall elect to have his Salary for such Plan Year reduced, and a Supplemental Before-Tax Deposit made on his behalf, on Salary in excess of the Code Section 401(a)(17) limitations, in any amount equal to at least one percent (1) of his Salary, or any multiple thereof, but not to exceed the maximum percentage which a Participant could contribute to the Qualified Plan in such Plan Year in the absence of any statutory or administratively imposed limitations."

8.   The following phrase shall be added to the end of the first sentence in
     Section 8.8:

     ", subject to the provisions of Section 7.1."

9. The following phrase shall be added after the phrase: "subject to the provisions of " in the last sentence in Section 8.8: "Section 7.1 and..."

     This Third Amendment of the Plan shall be effective from and after January 1, 2002.

     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf as of January 1, 2002.

                                  NORTHERN TRUST CORPORATION

                                  By:   /s/William A. Osborn
                                        -----------------------------
                                  Name:  William A. Osborn
                                  Title: Chairman and Chief Executive Officer

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